Exhibit 10.4
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private and confidential.
AMENDMENT TO THE LICENSE AGREEMENT [***]
Between IsoPlexis Corporation (“ISOPLEXIS”) and Yale University (“YALE”)
PREAMBLE
1)    The Parties entered into a license agreement effective April 25, 2014, which was amended and restated July 15, 2014, which was then amended and restated November 28, 2015 (together, the “Agreement”).
2)    The parties are willing to amend the Agreement in accordance with this Amendment (the “Amendment”).
3)    All other terms of the Agreement shall remain unchanged.
NOW THEREFORE IT IS AGREED AS FOLLOWS:
1.    AMENDMENTS TO THE AGREEMENT
i)    Appendix A of the Agreement shall be modified to include the following as Licensed Patents, in addition to the previously listed Licensed Patents:
[***]
ii)    As partial consideration for the inclusion of the above patent applications in this Amendment, ISOPLEXIS shall pay to YALE [***], which is intended to reflect unreimbursed patent expenses incurred prior to the date of execution of this Amendment.
2.    CONTINUATION OF THE AGREEMENT:
The Agreement remains in full force as supplemented and amended by this Amendment. Except as expressly specified in this Amendment, the Agreement is not amended and the terms and conditions contained therein remain unchanged.

This Amendment enters into force upon its execution by the Parties.

YALE UNIVERSITY		ISOPLEXIS

By:	/s/ Jonathan Soderstrom	By:	/s/ Sean Mackay

E. Jonathan Soderstrom, Ph.D.		Name: Sean MacKay
Managing Director
Office of Cooperative Research		Title: Chief Executive Officer

Date:	19 Dec 2016	Date:	12/16/16